UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 12, 2015

Date of Report (Date of earliest event reported)

KSIX MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52522	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave., Suite A-910 Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 701-8030

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On or about October 12, 2015, KSIX Media Holdings, Inc., a Nevada corporation (the “Company”), executed and entered into an “Agreement for the Exchange of Common Stock” (the “Agreement”) with DigitizeIQ, LLC (“DIQ”) an Illinois Limited Liability Company, and Christopher Burd, the sole owner of 100% of DIQ’s issued and outstanding membership interests (the “Seller”) who is a resident of the State of Illinois. Upon the closing of this Agreement, DIQ became a wholly-owned subsidiary of the Company. DIQ’s primary business operation is a full service digital advertising agency specializing in lead generation and landing page optimization specifically designed for mass tort class action lawsuits.

Pursuant to the Agreement, the Company purchased 100% of the membership interests in DIQ for $1,250,000 USD (the “Purchase Price”) to be paid by the Company (e.g. cash, common stock, and promissory notes) to the Seller or his assigns (“Seller”) as follows:

(1)	upon execution of the Agreement, KSIX shall pay: (a) $250,000 USD; and (b) 1,250,000 shares of restricted Common Stock of the Company, valued at $0.20 per share, or $250,000 USD in the aggregate;

Note: (a) On or about October 6, 2015, pursuant to a fully executed letter of intent, the Company caused to be paid to the Seller through an attorney escrow a non-refundable deposit in the amount of $25,000 USD which was applied to the Purchase Price upon closing. (b) On or about October 19, 2015 the Company paid the Seller $225,000 USD to complete the initial payment price listed under item 1 above. (c) On or about October 29, 2015, the Seller returned $150,000 USD of the initial payment price under item #1 above to the Company pursuant to a negotiated reduction in the purchase price of DIQ.

(2)	the issuance by the Company of a non-interest bearing Promissory Note made payable to the Seller or his assigns in the amount of $250,000 USD which shall due on or before November 12, 2015;

Note: The Company caused to be paid to the Seller $250,000 USD on February 26, 2016 to retire the Promissory Note in full that is described under Item #2 above.

(3)	the issuance by the Company of a non-interest bearing Promissory Note made payable to the Seller or his assigns in the amount of $250,000 USD which shall due on or before January 12, 2016; and

(4)	the issuance by the Company of a non-interest bearing Promissory Note made payable to the Seller or his assigns in the amount of $250,000 USD which shall due March 12, 2016.

Note: As of the date of this filing, the Company owes the Seller a total of $500,000 USD towards the purchase price of DIQ which is represented by the Promissory Notes listed in Items #3 and Item #4 above.

Pursuant to the terms and conditions of the above described Promissory Notes, the Company with proper notice to the Seller shall have a thirty (30) day period of grace to cure any default resulting from the failure to pay the Seller or his assigns by the due date of each Promissory Note listed above.

SECTION 3 – SECURITIES AND TRADING MATTERS

Item 3.02 – Unregistered Sale of Equity Securities

On or about October 12, 2015, pursuant to the Agreement described herein, the Company was to issue 1,250,000 shares of restricted Common Stock of the Company to Christopher Burd or his assigns as part of the Purchase Price, which was valued at $0.20 per share, or $250,000 USD in the aggregate (the “DIQ Stock”). On or about December 8 2015, the Company casued to be issued a stock certificate evidencing the DIQ Stock to Christopher Burd’s assign, Global Media Holdings, Inc., an Illinois corporation. This issuance was exempt from the registration provisions of Section 5 of the Securities Act under Section 4(2) of such same said act.

As stated, the shares of unregistered common stock described above were issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, or Rule 506(b) of Regulation D promulgated under such same said section. In particular, our Company confirmed that with respect to the exemption claimed under Regulation D, Rule 506(b) and Section 4(2) of the Securities Act of1933, that:

i. The purchaser referred to above gave written assurance of investment intent without a view for resale and certificates for shares sold to each purchaser shall bear a restrictive resale legend consistent with such investment intent and restricting transfer;

ii. Sales were made to a limited number of persons and no general solicitation to the public was made in connection with such sales;

iii. The purchaser represented in writing that he had sufficient sophistication to evaluate the investment and could afford to lose their entire investment without adversely affecting their lifestyle;

iv. Neither our company nor any person acting on our behalf offered or sold shares by means of any form of general solicitation or general advertising;

v. The purchaser represented in writing that they acquired the shares for his own account; and

vi. The Purchaser has been placed on notice that the securities purchased are restricted, and as such, will need to be sold in compliance with the safe harbor provisions of Rule 144 of the Act, and may not be transferred otherwise.

Upon close of the above listed sales of unregistered common stock of the Company, the Company will have 36,130,432 shares of Common Stock issued and outstanding held by approximately fifty-two (52) shareholders of record.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Exhibit 99.1 – Audited financial statements of DigitizeIQ, LLC as of December 31, 2014 and for the period from inception (July 23, 2014) through December 31, 2014. **

Exhibit 99.2 – Unaudited financial statements of DigitizeIQ, LLC as of September 30, 2015 and for the three and nine months then ended. **

(b) Pro forma Financial Information.

Exhibit 99.3 – Pro forma balance sheet as of September 30, 2015 for KSIX Media Holdings, Inc. (“KSIX”) and DigitizeIQ, LLC (“DIQ”); pro forma consolidated statements of operations for the year ended December 31, 2014 includes the pro forma consolidated operations of KSIX included in the KSIX Media Holdings, Inc. Form 8-K/A filed on December 11, 2015 and DIQ for the period from inception (July 23, 2014) through December 31, 2014. The pro forma consolidated statement of operations for the nine months ended September 30, 2015 includes the operations of KSIX for the nine months ended September 30, 2015 as reported in its Form 10-Q for that period and the operations of DIQ for the nine months ended September 30, 2015. **

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

2.01 - “Agreement for the Exchange of Common Stock” between KSIX Media Holdings, Inc. and Digitize, LLC dated October 9, 2015.*

23.1 - Consent of Paritz & Company, PA. **

*Previously filed

**Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN ENERGY RESOURCES, INC.

DATE: March 11, 2016	By:	/s/ Carter Matzinger
	Name:	Carter Matzinger
	Title:	President and Chief Executive Officer